UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2012

HMS Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

New York	0-50194	11-3656261
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

401 Park Avenue South, New York, New York 10016

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (212) 725-7965

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Result of Operations and Financial Condition

Item 9.01. Financial Statements and Exhibits

Signatures

Exhibit Index

Exhibit 99.1	Press Release dated October 26, 2012

Exhibit 99.2	Slide presentation for October 26, 2012 earnings conference call

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On October 26, 2012, HMS Holdings Corp. (the “Registrant”) issued a press release announcing its financial results for the quarter ended September 30, 2012 (the “Q3 2012 Results”).  A copy of the press release is furnished as Exhibit 99.1 hereto.  The slide presentation to be presented on the conference call to discuss the Registrant’s Q3 2012 Results is furnished as Exhibit 99.2 hereto.

The information (including Exhibits 99.1 and 99.2) in this report is “furnished” pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financials

The Registrant is making reference to adjusted EPS, which is a non-GAAP financial measure. Adjusted EPS represents EPS adjusted for stock-based compensation expense and amortization intangibles, and for the related taxes for these adjustments.

The Registrant uses this non-GAAP financial measure for internal management purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. The Registrant’s management believes that this non-GAAP financial measure is a common measure used by investors and analysts to evaluate its performance. This non-GAAP financial measure is used in addition to and in conjunction with results presented in accordance with GAAP and reflects an additional way of viewing aspects of the Registrant’s operations that, when viewed with GAAP results, provides a more complete understanding of the results of operations and trends affecting the Registrant’s business. Adjusted EPS should be considered as a supplement to, and not as a substitute for, or superior to, EPS calculated in accordance with GAAP.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Exhibit Description
99.1	Press Release dated October 26, 2012
99.2	Slide presentation for October 26, 2012 earnings conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 26, 2012

HMS HOLDINGS CORP.

	By:	/s/ Walter D. Hosp
Walter D. Hosp
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated October 26, 2012
99.2	Slide presentation for October 26, 2012 earnings conference call